SECURITY AGREEMENT

     THIS SECURITY AGREEMENT made this August 26, 2005, by SOUTHEAST POWER CORPORATION, a Florida corporation (herein called "Debtor"), having an address of 1684 West Hibiscus Blvd., Melbourne, Florida 32901-2631, in favor of BRANCH BANKING AND TRUST COMPANY (herein, together with its successors and assigns, called "Secured Party"), having an address of 6430 N. Wickham Road, Melbourne, Florida 32940.

     In consideration of loans, advances or other financial accommodations made or to be made by Secured Party to Debtor and for other value received by Debtor, the parties hereto, intending to be legally bound, agree as follows:

     l. Security Interest. Debtor grants to Secured Party a continuing security interest (the "Security Interest") in all equipment described on Schedule One attached hereto and hereby incorporated herein (the "Collateral").

     2. Indebtedness Secured. The borrowing relationship between Debtor and Secured Party is to be a continuing one and is intended to cover numerous types of extensions of credit, loans, overdraft payments, or advances made directly or indirectly to Debtor. Accordingly, this Security Agreement and the Security Interest created hereby secures payment of that certain: (i) revolving line of credit promissory note of Debtor to Secured Party, dated of even date herewith in the original principal amount of $2,000,000.00 and all obligations of any kind owing by Debtor to Secured Party whether now existing or hereafter incurred, direct or indirect, primary or secondary, sole or joint and several, contingent or non-contingent, liquidated or non-liquidated, or otherwise, arising from loans, advances, guaranties, endorsements or otherwise, whether related or unrelated to the purpose of the original extension of credit, whether of the same or a different class as the primary obligation, and whether the obligations are from time to time reduced and thereafter increased or entirely extinguished and new obligations thereafter incurred, including, without limitation, any sums advanced and any expenses or obligations incurred by Secured Party pursuant to this Security Agreement (including attorneys' fees and costs as provided herein) or any other agreement concerning, evidencing or securing obligations of Debtor to Secured Party, and any liabilities of Debtor to Secured Party arising from any source whatsoever and all extensions, renewals and modifications thereof (collectively, the "Indebtedness").

     3. Representations and Warranties of Debtor. Debtor represents and warrants and so long as this Security Agreement continues in force as provided in paragraph 7 hereof shall be deemed continuously to represent and warrant that:

          (a) Debtor is the sole and absolute owner of the Collateral free of all security interests and other encumbrances or claims whatsoever except the Security Interest.

          (b) Debtor is authorized to enter into this Security Agreement and into the transactions evidenced by the Collateral.

          (c) The Collateral is used or bought for use primarily for business purposes.

          (d) If the Collateral is or will become a fixture, it will be affixed to real property located at 1684 West Hibiscus Blvd., Melbourne, Florida 32901-2631.

          (e) By virtue of this Security Agreement and the perfection of the Security Interest as provided in paragraph 1 hereof, Secured Party has a valid, enforceable, perfected and first priority security interest in the Collateral.

     4. General Covenants of Debtor. So long as this Security Agreement continues in force as provided in paragraph 7 hereof, Debtor: (a) will defend the Collateral against the claims and demands of all other persons at any time claiming the same; keep the Collateral free from all security interests or other encumbrances or claims whatsoever except the Security Interest and will not sell, transfer, assign, deliver or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party; (b) will not without the prior written consent of Secured Party create in favor of anyone other than Secured Party a security interest in any of the Collateral;
(c) will keep the Collateral at the addresses specified in 3(d) above until Secured Party is notified in writing of any change in its location within the State of Florida but Debtor will not remove the Collateral from the State of Florida or change the location of Debtor's chief executive offices without the prior written consent of Secured Party, will notify Secured Party promptly in writing of any change in Debtor's address, name or identity from that specified above, and will permit Secured Party or its agents to inspect the Collateral at any time, wherever located; (d) will keep the Collateral in good condition and repair and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy of insurance insuring the Collateral; (e) will notify Secured Party promptly in writing of any change in Debtor's address, name or identity specified above, of any change in the location or of any additional locations at which the Collateral is kept and of any change in the address at which records concerning the Collateral are kept; (f) in connection herewith will execute and deliver to Secured Party such financing statements and other documents, pay all costs of title searches and filing financing statements and other documents in all public offices requested by Secured Party and take such other action as Secured Party may deem necessary


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or advisable to perfect the Security Interest created by this Security
Agreement; (g) will pay or cause to be paid all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral or against any note or other instrument evidencing the Indebtedness; (h) will keep the Collateral insured in amounts not less than the full insurable value thereof for the benefit of Secured Party (to whom loss shall be payable by New York Standard or Union Standard endorsements), in such companies and against such risks as may be satisfactory to or required by Secured Party (and each policy shall specifically provide that it may not be cancelled or modified adversely to the interests of Secured Party without 30 days prior written notice to Secured Party), pay the cost of all such insurance, and deliver certificates evidencing such insurance to Secured Party, and Debtor assign to Secured Party all right to receive proceeds of such insurance; (i) will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement; (j) unless the Collateral is specified in paragraph 3(d) as a fixture, will prevent the Collateral or any part of the Collateral from being or becoming a fixture; and (k) if any certificate of title may be issued with respect to any of the Collateral, Debtor will cause the Security Interest granted hereunder to Secured Party to be properly noted on the certificate and will deliver the original certificate to Secured Party.

     5. Default. (a) Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder: (i) non-payment when due whether by acceleration or otherwise of the principal of, or interest on any Indebtedness, time being of the essence, or failure of any Obligor (which term shall mean and include each Debtor and any endorser, surety, guarantor or other party liable for payment of, or pledging collateral as security for, any Indebtedness) to pay any sum due under any note or other instrument evidencing the Indebtedness; (ii) failure by any Obligor to perform any obligations under this Security Agreement or any other agreement between any Obligor and Secured Party; (iii) filing of any petition under the Bankruptcy Code, or any similar federal or state statute, by or against any Obligor, or the insolvency of any Obligor; (iv) making a general assignment by any Obligor for the benefit of creditors, appointment of or taking possession by a receiver, trustee, custodian or similar official for any Obligor or for any assets of any such Obligor, or institution by or against any Obligor of any kind of insolvency proceedings or any proceeding for the dissolution or liquidation of any Obligor or transfer of a substantial part of the property of any Obligor; (v) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to Secured Party by or on behalf of any Obligor, pursuant to or in connection with this Security Agreement or otherwise (including warranties in this Security Agreement) and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty, or audit furnished to Secured Party; (vi) issuing of any writ of attachment or writ of garnishment, or filing of any lien, against the Collateral or the property of any Obligor; (vii) taking of possession of the Collateral or of any substantial part of the property of any Obligor at the instance of any governmental authority; (viii) dissolution, merger, consolidation or reorganization of any Obligor; (ix) assignment or sale by Debtor of any equity in any of the Collateral without the prior written consent of Secured Party; (x) cancellation of any guaranty with respect to any Indebtedness without the prior written consent of Secured Party.

     (b) Secured Party may declare all or part of the Indebtedness to be immediately due and payable without notice or demand upon the happening of any Event of Default or if the Secured Party deems itself insecure. This paragraph is not intended to affect any rights of Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

     (c) Upon the happening of any Event of Default, Secured Party's rights and remedies with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law from time to time in effect. Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party. If requested by Secured Party, the Debtor, at its expense, will assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party.

     (d) Debtor agree that any notice by Secured Party of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least five days before the action to Debtor's address as specified in this Security Agreement or to any other address which Debtor has specified in writing to Secured Party as the address to which notices shall be given to Debtor.

     (e) Debtor jointly and severally, shall pay all costs and expenses incurred by the Secured Party in enforcing this Security Agreement, realizing upon any Collateral and collecting any Indebtedness, including reasonable attorneys' fees whether suit is brought or not and whether incurred in connection with collection, trial, appeal, Bankruptcy or otherwise, all of which costs and expenses shall be secured hereby, and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full. All such proceeds shall be applied without marshalling of assets (i) first to the expenses of retaking and preparing the Collateral for sale, including expenses of sale, (ii) next to other costs and attorneys' fees incurred by Secured Party in exercising its rights and remedies under this Security


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Agreement, and (iii) finally to the payment of interest and/or principal due on the Indebtedness, in such order and to such Indebtedness as Secured Party may determine.

     6. Miscellaneous. (a) Debtor authorizes Secured Party without notice to Debtor and without affecting Debtor's obligations hereunder from time to time
(i) to renew, extend, increase, accelerate or otherwise change the time for payment of the principal of or the interest on the Indebtedness or any part thereof; (ii) to take from any party and hold collateral (other than the Collateral) for the payment of the Indebtedness or any part thereof and to exchange, enforce or release such collateral or the Collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof and to release or substitute any such endorser or guarantor, or any party who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof or any party in any way obligated to pay the Indebtedness or any part thereof; and (iv) to waive or fail to enforce any of Secured Party's rights against Debtor or any such collateral or the Collateral; and (v) upon the occurrence of any Event of Default to direct the order or manner of the disposition of the Collateral and any other collateral and the enforcement of any endorsements and guaranties relating to the Indebtedness or any part thereof as Secured Party in its sole discretion may determine.

     (b) Debtor authorize Secured Party at Debtor's expense to file any financing statement or statements relating to the Collateral (without Debtor's signature thereon) which Secured Party deems appropriate, and Debtor irrevocably appoint Secured Party as Debtor's attorney-in-fact to execute any such financing statement or statements in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and to continue perfection of the Security Interest. At the option of Secured Party, this Security Agreement, or a photocopy thereof, shall be deemed to be a financing statement authorized to be filed in such jurisdictions where such filing will be given effect.

     (c) Debtor hereby irrevocably consent to any act by Secured Party or its agents in entering upon any premises for the purpose of either (1) inspecting the Collateral or (2) taking possession of the Collateral after any Event of Default; and Debtor hereby waives its right to assert against Secured Party or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

     (d) Before or after any Event of Default Secured Party may notify any party obligated to pay proceeds of the existence of the Security Interest and may also direct them to make payments of all proceeds to Secured Party.

     (e) Secured Party may demand, collect and sue for all proceeds (either in Debtor's name or Secured Party's name at the latter's option) with the right to enforce, compromise, settle or discharge any proceeds.

     (f) Debtor authorize Secured Party to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss of or damage to any of the Collateral and irrevocably appoints Secured Party as Debtor's attorney-in-fact to adjust and settle any insurance claim relating to the Collateral and to endorse any check or draft representing insurance proceeds.

     (g) (i) As further security for the Indebtedness, Debtor grants to Secured Party a security interest in all property of the Debtor now or at any time hereafter in the possession of Secured Party in any capacity whatsoever, including, but not limited to, any balance or share of any deposit, trust or agency account; and with respect to all of such property, Secured Party shall have the same rights as it has with respect to the Collateral. (ii) Without limiting any other right of Secured Party, whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party may set off against the Indebtedness all monies then owed to Debtor by Secured Party in any capacity whether due or not and Secured Party shall be deemed to have exercised its right of set off immediately at the time its right to such election accrues.

     (h) Upon Debtor's failure to perform any of its duties hereunder Secured Party may, but it shall not be obligated to, perform any of such duties and Debtor jointly and severally, shall forthwith upon demand reimburse Secured Party for any expense incurred by Secured Party in doing so, together with interest thereon at the highest rate permitted by applicable law.

     (i) No delay or omission by Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude Secured Party from any other or future exercise of the right or the exercise of any other right or remedy. Secured Party may cure any Event of Default by Debtor in any reasonable manner without waiving the Event of Default so cured and without waiving any other prior or subsequent Event of Default by Debtor. All rights and remedies of Secured Party under this Security Agreement and under the Uniform Commercial Code shall be deemed cumulative.

     (j) Secured Party shall have no obligation to take and Debtor shall have the sole responsibility for taking any steps to preserve rights against all prior parties to any instrument or


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chattel paper in Secured Party's possession as proceeds of the Collateral.
Debtor waives notice of dishonor and protest of any instrument constituting Collateral at any time held by Secured Party on which the Debtor is in any way liable and waives notice of any other action by Secured Party.

     (k) The rights and benefits of Secured Party under this Security Agreement shall, if Secured Party agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof. Secured Party may from time to time honor drafts or otherwise advance funds to permit Debtor to purchase additional equipment. Any equipment purchased with such funds shall become part of the Collateral. Secured Party may from time to time furnish Debtor with memoranda or wholesale ledger sheets describing equipment for which it has advanced funds. All inventory so described shall conclusively be deemed part of the Collateral unless Debtor notifies Secured Party within five days of items which are not properly part of the Collateral. Memoranda or wholesale ledger sheets may be furnished to Debtor in the same manner as other notices under paragraph 8(d) of this Security Agreement.

     (l) The terms "Secured Party" and "Debtor" as used in this Security Agreement include the heirs, personal representatives, and successors or assigns of those parties. The terms "inventory", "accounts", "general intangibles" and "chattel paper" as used in this Security Agreement shall have the meanings given to such terms in the Florida Uniform Commercial Code. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     (m) If more than one Debtor executes this Security Agreement, the terms "Debtor" includes each of the Debtors, as well as all of them, and their obligations under this Security Agreement shall be joint and several.

     (n) This Security Agreement is a continuing agreement which shall remain in force until it is marked "Cancelled" and returned to Debtor by Secured Party upon payment in full of all Indebtedness (and no further right on the part of the Debtor to obtain any advances or other disbursements from Secured Party) and, until such time, this Security Agreement shall continue to secure all of the Indebtedness and any extensions, renewals or modifications of the Indebtedness.

     (o) This Security Agreement shall be construed under and governed by the Florida Uniform Commercial Code and any other applicable Florida laws in effect from time to time.

     (p) This Security Agreement constitutes the complete agreement of the parties in regard to the matters set forth herein and this Security Agreement may not be modified or amended and no provision hereof shall be waived except by a writing signed by the party to be charged with such modification, amendment or waiver.

     7. Waiver. The Debtor hereby waives any rights Debtor may have to notice and a hearing before possession or sale of Collateral is effected by Secured Party by self-help, replevin, attachment or otherwise. Debtor further waives any right to a trial by jury in any civil action arising out of, or based upon, this Security Agreement or the Collateral.

     8. Waiver of Venue and Jurisdiction. Debtor, whether or not a Florida resident, hereby waives any plea or claim of lack of personal jurisdiction or improper venue in any action, suit or proceeding brought upon to enforce this Security Agreement or the Debtor's obligations and liabilities hereunder. The Debtor specifically authorize any such action to be instituted and prosecuted in any Circuit Court in Florida, or United States District Court of Florida, at the election of Secured Party, where venue would lie and be proper against any Debtor.

     9. Waiver of Jury Trial. SECURED PARTY AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS HYPOTHECATION SECURITY AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THIS AGREEMENT.




                          Signatures on following page



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     IN WITNESS WHEREOF, Debtor have duly executed this Security Agreement as of the date first above written.

Signed, sealed and delivered
in the presence of:                         "BORROWER"

                                            SOUTHEAST POWER CORPORATION,
                                             a Florida corporation




 /s/ BARRY FORBES                           By:   /s/ STEPHEN R. WHERRY
------------------------------------             ----------------------
Print Name: BARRY FORBES                           STEPHEN R. WHERRY
            ------------------------
Witness                                            Treasurer

 /s/ KATHLEEN LOWRY
Print Name: KATHLEEN LOWRY
Witness

                                            "LENDER"

                                            BRANCH BANKING AND TRUST COMPANY




  /s/ STEPHEN R. WHERRY                     By:  /s/ BARRY FORBES
 -----------------------                        -----------------
Print Name: STEPHEN R. WHERRY                      BARRY FORBES
           -------------------------
Witness                                            Senior Vice President

/s/ KATHLEEN LOWRY
------------------------------------
Print Name: KATHLEEN LOWRY
            ------------------------
Witness



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